Exhibit j(i) under Form N-1A
                                             Exhibit 23 under Item 601/Reg S-K


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated New York Municipal Income Fund:


We consent to the use of our report dated October 24, 2006 for Federated New York Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.


                              KPMG LLP


Boston, Massachusetts
January 5, 2007

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated Ohio Municipal Income Fund:

We consent to the use of our report dated October 24, 2006 for Federated California Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.


                              KPMG LLP


Boston, Massachusetts
January 5, 2007

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated North Carolina Municipal Income Fund:


We consent to the use of our report dated October 24, 2006 for Federated North Carolina Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.


                              KPMG LLP


Boston, Massachusetts
January 8, 2007

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated Pennsylvania Municipal Income Fund:


We consent to the use of our report dated October 24, 2006, except for Note 9 as to which this date is January 8, 2007, for Federated Pennsylvania
Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.


                              KPMG LLP


Boston, Massachusetts
January 8, 2007